INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

8.INCOME TAXES

The income tax benefit of $0.04 million and income tax provision of $0.03 million was recorded for the three months ended March 31, 2026 and 2025, respectively. The Company’s effective tax rate was (3.21%) and (0.60%) for the three months ended March 31, 2026 and 2025, respectively. The benefit for the three months ended March 31, 2026 relates predominately to year to date income but forecasted pre-tax loss for the year. The provision for the three months ended March 31, 2025 relates predominately to state taxes. The Company’s effective tax rate for the three months ended March 31, 2026 and 2025 is different than the statutory rate primarily due to changes in the Company’s valuation allowance.

As of December 31, 2025, the Company had U.S. federal net operating loss carryforward of $234.2 million that expire in 2036 and 2037 and includes $211.7 million that have an unlimited carryforward period. As of December 31, 2025, the Company has U.S. state and local net operating loss carryforwards of $69.1 million that expire from 2026 to 2045.

In evaluating its ability to realize its net deferred tax assets, the Company considered all available positive and negative evidence, such as past operating results, forecasted earnings, prudent and feasible tax planning strategies, and the future realization of the tax benefits of existing temporary differences. The Company remains in a cumulative tax loss position for the 36 months ended March 31, 2026, and determined that it is more likely than not that its net deferred tax assets will not be realized. The Company continues to maintain a full valuation allowance as of March 31, 2026 and December 31, 2025.

9.	INCOME TAXES

The Company recorded a federal income tax loss fully related to its U.S.-based jurisdictions for the years ended December 31, 2025 and 2024, respectively. As a full valuation allowance is recorded against all of the deferred tax assets, the Company did not record a federal provision for income tax or benefits during the years ended December 31, 2025 and 2024. The provision for income taxes for the year ended December 31, 2025 relates to state income taxes.

A reconciliation of the Company’s statutory income tax rate to the Company’s effective income tax rate is as follows:

	Years Ended Year Ended		Years Ended Year Ended
	December 31, 2025		December 31, 2024
	Amount	Percent	Amount	Percent
Pretax income (loss) before income taxes	$1,684		$(25,772)
US federal statutory tax rate	354	21.0%	(5,412)	21.0%
State and local income taxes, net of federal benefit	223	13.2%	111	(0.4)%
Change in valuation allowance	2,991	177.6%	5,455	(21.2)%
Nontaxable or nondeductible Items:
Other	(37)	(2.2)%	(456)	1.8%
Transaction costs	625	37.1%	—	—%
Debt modification	(868)	(51.5)%	—	—%
Gain on derivative liability	(3,654)	(217.0)%	—	—%
Stock compensation	685	40.7%	$445	(1.7)%
Total	$319	18.9%	$143	(0.5)%

The Company’s effective tax rate includes the effects of state and local income taxes, net of the federal income tax benefit, which are primarily attributable to Arizona, Florida, Maryland, and North Carolina where the Company has significant business activities. These states have higher effective tax rates compared to other jurisdictions where the Company operates, and together, they account for more than half of the Company’s total state tax expense.

The components of deferred tax assets and liabilities are as follows:

	Year Ended Year Ended
	December 31,
	2025	2024
Deferred tax assets:
Accruals and reserves	$1,410	$1,811
Net operating loss carryforwards	52,856	30,814
Section 163(j) interest carryforward	398	11,281
Stock options	538	1,183
Lease liabilities	111	158
Total deferred tax asset before valuation allowance	55,313	45,247
Valuation allowance	(44,805)	(44,495)
Deferred tax asset – net of valuation allowance	10,508	752
Deferred tax liabilities:
Depreciation and amortization	(10,411)	(144)
Right-of-use assets	(97)	(608)
Total deferred tax liabilities	(10,508)	(752)
Net deferred tax asset (liability)	$—	$—

As of December 31, 2025 and 2024, the Company had a U.S. federal net operating loss carryforward of $234.2 million and $124.8 million, respectively. As of December 31, 2025 and 2024, the Company has state net operating loss (“NOL”) carryforwards of $69.1 million and $91.0 million, respectively. Of the $234.2 million of federal NOL carryforwards, $22.5 million begins to expire in 2033 and $211.7 million may be carried forward indefinitely. The state NOL carryforwards begin to expire in 2025.

Future realization of the tax benefits of existing temporary differences and NOL carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2025 and 2024, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2025 and 2024.

Under Internal Revenue Code Section 382, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOL carryforwards and other pre-change tax attributes to offset its post-change income may be limited. We conducted an ownership analysis under IRC Section 382 as of December 31, 2025 and determined that there have been multiple ownership changes with the most recent being November 3, 2025. These ownership changes generate a limit on the pre-change tax attributes and may cause some tax attributes to expire unutilized. The Company has maintained a valuation allowance against its tax attributes given the uncertainty of being able to utilize them. Additionally, the pending strategic merger with CCFI and Aaron’s could create future limitations on the utilization of our tax attributes and the Company will continue to monitor going forward.

The calculation of our tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations for both federal taxes and the many states in which we operate or do business in. ASC 740 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits.

The Company records uncertain tax positions as liabilities in accordance with ASC 740 and adjust these liabilities when our judgment changes as a result of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from our current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. As of December 31, 2025 and 2024, we have not recorded any uncertain tax positions in our financial statements.

The Company recognize interest and penalties related to unrecognized tax benefits on the income tax expense line in the accompanying consolidated statement of operations and comprehensive income (loss). As of December 31, 2025 and 2024, no accrued interest or penalties are included on the related tax liability line in the consolidated balance sheet.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Company’s tax years are still open under statute from December 31, 2022, to the present.

The following summarizes the Company’s income taxes paid (net of refunds received) for the years presented below:

	Year Ended December 31,
	2025	2024
Federal	$—	$—
State	106	226
Foreign	—	—
Total	$106	$226

The following summarizes the jurisdictions that exceeded 50% of the Company’s total income taxes paid (net of refunds) for the years presented below (in thousands):

	Year Ended December 31,
	2025	2024
California	$—	$12
Illinois	—	42
Massachusetts	9	—
North Carolina	14	14
New Hampshire	7	—
Pennsylvania	—	58
Texas	48	40
Other	28	60
Total	$106	$226